EXHIBIT 38 JOINT FILING AGREEMENT

Joint Filing Agreement

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the ordinary shares, par value HK$0.25 per share, of PCCW Limited and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Rule 13d-1(k)(ii), no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate.

      The Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 4, 2005.

PACIFIC CENTURY GROUP HOLDINGS LIMITED

By:	/s/ Peter Anthony Allen

	Name:	Peter Anthony Allen
	Title:	Director

PACIFIC CENTURY REGIONAL DEVELOPMENTS LIMITED

By:	/s/ Peter Anthony Allen

	Name:	Peter Anthony Allen
	Title:	Director

PACIFIC CENTURY INSURANCE HOLDINGS LIMITED

By:	/s/ Yuen Tin Fan

	Name:	Yuen Tin Fan
	Title:	Chairman

PACIFIC CENTURY INTERNATIONAL LIMITED

By:	/s/ Yuen Tin Fan

	Name:	Yuen Tin Fan
	Title:	Director

PACIFIC CENTURY GROUP (CAYMAN ISLANDS) LIMITED

By:	/s/ Yuen Tin Fan

	Name:	Yuen Tin Fan
	Title:	Director

ANGLANG INVESTMENTS LIMITED

By:	/s/ Yuen Tin Fan

	Name:	Yuen Tin Fan
	Title:	Director

PACIFIC CENTURY INSURANCE COMPANY LIMITED

By:	/s/ Yuen Tin Fan

	Name:	Yuen Tin Fan
	Title:	Director

BRIGHT VICTORY INTERNATIONAL LIMITED

By:	/s/ Yuen Tin Fan

	Name:	Yuen Tin Fan
	Title:	Director

O.S. HOLDINGS LIMITED

By:	/s/ Lester G. Huang

	Name:	Lester G. Huang
	Title:	Vice President

OCEAN STAR INVESTMENT MANAGEMENT LIMITED

By:	/s/ Lester G. Huang

	Name:	Lester G. Huang
	Title:	Vice President

OCEAN STAR MANAGEMENT LIMITED

By:	/s/ Randy Jenkins

	Name:	Randy Jenkins
	Title:	Secretary

THE OCEAN UNIT TRUST

By:	/s/ Randy Jenkins

	Name:	Randy Jenkins
	Title:	Secretary
Ocean Star Management Limited as Trustee

THE STARLITE UNIT TRUST

By:	/s/ Randy Jenkins

	Name:	Randy Jenkins
	Title:	Secretary
Ocean Star Management Limited as Trustee